Easy Scripts 10-Q period ended 12-31-09

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Easy Scripts, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Kendra Marcoux, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 22, 2010	By:	/s/ Kendra Marcoux
Kendra Marcoux Chief Financial Officer